UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 13, 2008
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                          JACOBS FINANCIAL GROUP, INC.
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             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-21210                                   84-0922335
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 (Commission File Number)            (I.R.S. Employer Identification Number)

         300 Summers Street, Suite 970, Charleston, West Virginia 25301
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               (Address of Principal Executive Offices) (Zip Code)

                                 (304) 343-8171
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              (Registrant's Telephone Number, Including Area Code)


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              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On November 13, 2008, the Registrant and National Indemnity Company ("NICO") completed execution of Amendment No. 1 (the "Amendment") to the Stock Purchase Agreement dated August 20, 2008 (the "Purchase Agreement") whereby the
Registrant will acquire Unione Italiana Reinsurance Company of America, Inc.("Unione") from NICO for a purchase price of $2,750,000 plus an amount equal to Unione's Policyholders' Surplus. The Amendment clarifies certain definitions and calculation of the purchase price including (i) any Provision for
Reinsurance shall be disregarded when calculating Unione's Policyholders' Surplus, and (ii) Policyholders' Surplus shall not be less than $20 million as of the closing date. The Amendment also extends until December 31, 2008 the date by which the Registrant must satisfy the financing condition prior to closing.

Unione is a New York domiciled insurer licensed in 24 states and has license applications pending with the Commonwealth of Kentucky and with the United States Treasury. The Purchase Agreement and the Amendment require the consent of the New York Insurance Department. The Reinsurance Agreement must also be approved by the Nebraska Insurance Department.

A copy of the  Amendment  is  included  in this  Current  Report  on Form 8-K as
Exhibit 99.1.


SECTION 9. FINANCIAL STATEMENTS & EXHIBITS

      (d)   Exhibits

            99.1 Amendment No. 1 to Stock Purchase Agreement


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Jacobs Financial Group, Inc.
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                                        (Registrant)


                                /s/ John M. Jacobs
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Date: November 20, 2008         John M. Jacobs
                                President